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                                                                    EXHIBIT 7(1)

                     AGREEMENT WITH RESPECT TO SCHEDULE 13D


     The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Epoch Biosciences, Inc., a Delaware corporation, may be filed by Bay City Capital LLC on behalf of all of the undersigned.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counter parts by their duly authorized signatories as of January 23, 2002.

                                    The Bay City Capital Fund I, L.P.
                                          By:   Bay City Capital Management LLC
                                          Its:  General Partner

                                                By:   /s/ Fred B. Craves
                                                      --------------------------
                                                Name: Fred B. Craves
                                                Its:  Manager


                                    Bay City Capital Management LLC

                                          By:   /s/ Fred B. Craves
                                                --------------------------------
                                          Name: Fred B. Craves
                                          Its:  Manager


                                    Bay City Capital LLC

                                    By:   /s/ Fred B. Craves
                                          --------------------------------------
                                    Name: Fred B. Craves
                                    Its:  Manager and Managing Director


                                    The Bay City Capital Fund III, L.P.
                                    By:   Bay City Capital Management III LLC
                                    Its   General Partner
                                          By:   Bay City Capital LLC
                                          Its:  Manager

                                                By:   /s/ Fred B. Craves
                                                      --------------------------
                                                Name: Fred B. Craves
                                                Its Manager and Managing
                                                Director

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                             Bay City Capital Management III LLC
                                     By:   Bay City Capital LLC
                                     Its   Manager

                                           By:   /s/ Fred B. Craves
                                                 -------------------------------
                                           Name: Fred B. Craves
                                           Its:  Manager and Managing Director

                             Bay City Capital BD LLC

                             By:     /s/ Sanford Zweifach
                                     -------------------------------------------
                             Name:   Sanford Zweifach
                             Its:    Manager

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